                                                                    EXHIBIT 99.1


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED: JULY 15 - 31, 1999

IN RE:                                 :     CASE NO.:    99-52111
                                             Chapter 11

                                       :     Judge:       Marilyn Shea-Stonum

DeVlieg-Bullard, Inc.
Debtor                                 :

                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]     Operating Statement                  (Form 2)
         [X]     Balance Sheet                        (Form 3)
         [X]     Summary of Operations                (Form 4)
         [X]     Monthly Cash Statement               (Form 5)
         [X]     Statement of Compensation            (Form 6)
         [ ]
                 ----------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true.)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

         Dated:        10-14-99          /s/ Scott Gerhartz
                     ------------        ---------------------------------------
                                         Debtor in Possession


                                         Vice President - Finance   815-282-4100
                                         ---------------------------------------
                                         Title                      Phone

                         OPERATING STATEMENT (P&L) TOTAL
                                 (ACCRUAL BASIS)

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: July 15 - July 31
                                       -----------------


                                             Current              Total
                                              Month            Since Filing
                                        ---------------      ---------------
Total Revenue / Sales                   $  2,121,000.00      $  2,121,000.00
Cost of Sales                           $  1,616,000.00      $  1,616,000.00
                                        ---------------      ---------------
Gross Profit                            $    505,000.00      $    505,000.00
                                        ===============      ===============

     EXPENSES:

Officer Compensation                    $     34,000.00      $     34,000.00
Salary Expenses                         $    436,000.00      $    436,000.00
Employee Benefits & Pensions            $    112,000.00      $    112,000.00
Payroll Taxes                           $     40,000.00      $     40,000.00
Other Taxes                             $      3,000.00      $      3,000.00
Rent & Lease Expense                    $     94,000.00      $     94,000.00
Interest Expense                        $      2,000.00      $      2,000.00
Insurance                               $      2,000.00      $      2,000.00
Automobile & Truck Expense              $     54,000.00      $     54,000.00
Utilities                               $     89,000.00      $     89,000.00
Depreciation                            $     54,000.00      $     54,000.00
Travel and Entertainment                $     30,000.00      $     30,000.00
Repairs and Maintenance                 $     43,000.00      $     43,000.00
Advertising                             $     12,000.00      $     12,000.00
Supplies, Office Expenses, etc          $     29,000.00      $     29,000.00
Other Administrative                    $    653,000.00      $    653,000.00
                                        ---------------      ---------------
TOTAL EXPENSES:                         $  1,687,000.00      $  1,687,000.00
                                        ---------------      ---------------
NET OPERATING PROFIT / (LOSS)           $ (1,182,000.00)     $ (1,182,000.00)
                                        ===============      ===============

Add:    Non-Operating Income:

                Interest Income         $            --      $            --
                Other Income            $            --      $            --

Add:    Non-Operating Expenses:

                Professional Fees       $   (200,000.00)     $   (200,000.00)
                Other                   $     (7,000.00)     $     (7,000.00)
                                        ---------------      ---------------
NET INCOME / (LOSS)                     $ (1,389,000.00)     $ (1,389,000.00)
                                        ===============      ===============

 Date:
       ------------              -----------------------------------------------

                          BALANCE SHEET - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: July 15 - July 31
                                       -----------------

                                       CURRENT MONTH            AT FILING
                                      ---------------        ---------------
ASSETS:
Cash                                  $    192,000.00        $    330,000.00
Inventory                             $ 36,544,000.00        $ 36,580,500.00
Accounts Receivable                   $ 11,572,000.00        $ 11,660,000.00
Insider Receivables                   $      7,000.00        $      7,000.00
Land and Buildings                    $  3,061,000.00        $  3,061,000.00
Furniture, Fixtures, & Equip          $ 20,946,000.00        $ 20,946,000.00
Accumulated Depreciation              $(16,956,000.00)       $(16,811,000.00)
Other: Prepaid                        $  2,055,000.00        $  1,964,000.00
Other: Intangibles                    $ 44,367,000.00        $ 44,431,500.00
                                      ---------------        ---------------
TOTAL ASSETS:                         $101,788,000.00        $102,169,000.00
                                      ===============        ===============
LIABILITIES:

POSTPETITION LIABILITIES
Accounts Payable                      $    452,000.00        $            --
Wages and Salaries                    $     53,000.00        $            --
Taxes Payable                         $            --        $            --
Other:                                $    349,000.00        $            --
                                      ---------------        ---------------
TOTAL POSTPETITION LIABILITIES        $    854,000.00        $            --
                                      ===============        ===============
SECURED LIABILITIES:
Subject to Postpetition
Collateral or Financing Order         $ 26,395,000.00        $ 26,678,000.00
All Other Secured Liab                $  1,047,000.00        $  1,047,000.00
                                      ---------------        ---------------
TOTAL SECURED LIABILITIES:            $ 27,442,000.00        $ 27,725,000.00
                                      ===============        ===============
PREPETITION LIABILITIES

Taxes and other Priority Liab.        $  2,247,000.00        $  2,247,000.00
Unsecured Liabilities                 $ 68,608,000.00        $ 68,171,000.00
Other: Insider Payable                $  3,317,000.00        $  3,317,000.00
                                      ---------------        ---------------
TOTAL PREPETITION LIAB.               $ 74,172,000.00        $ 73,735,000.00
                                      ===============        ===============
EQUITY:
Owners Capital                        $ 16,765,000.00        $ 16,765,000.00
Retained Earnings-Pre Pet.            $(16,056,000.00)       $(16,056,000.00)
Retained Earnings-Post Pet.           $ (1,389,000.00)       $            --
                                      ---------------        ---------------
TOTAL EQUITY:                         $   (680,000.00)       $    709,000.00
                                      ===============        ===============
TOTAL LIABILITIES
AND EQUITY:                           $101,788,000.00        $102,169,000.00
                                      ===============        ===============

 Date:
       ------------              -----------------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: July 15 - July 31
                                       -----------------

                     SCHEDULE OF POSTPETITION TAXES PAYABLE

                                  BEGINNING         ACCRUED/       PAYMENTS/       ENDING
                                   BALANCE          WITHHELD       DEPOSITS        BALANCE
                                 -----------       -----------    -----------    -----------
INCOME TAXES WITHHELD:
Federal:                         $        --       $    57,757    $    57,757    $        --
State:                           $        --       $    13,855    $    13,855    $        --
Local:                           $        --       $     2,790    $     2,790    $        --

FICA WITHHELD:                   $        --       $    30,461    $    30,461    $        --

EMPLOYERS FICA:                  $        --       $    30,461    $    30,461    $        --

UNEMPLOYMENT TAX:
Federal:                         $        --       $        --    $        --    $        --
State:                           $        --       $        --    $        --    $        --

SALES, USE & EXCISE TAXES:       $        --       $        --    $        --    $        --

PROPERTY TAXES:                  $        --       $    38,174    $        --    $    38,174

WORKERS' COMPENSATION            $        --       $   100,987    $        --    $   100,987

OTHER:                           $        --       $       620    $       620    $        --
                                 -----------       -----------    -----------    -----------
TOTALS:                          $        --       $   275,106    $   135,944    $   139,161
                                 ===========       ===========    ===========    ===========


                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                              0-30          OVER 30          OVER 60

Post Petition Accounts Payable       $  452,000       $       --       $       --

Accounts Receivable                  $3,564,000       $2,403,000       $5,605,000

    For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

 Date:
       ------------              -----------------------------------------------

                      MONTHLY CASH STATEMENT - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: July 15 - July 31
                                       -----------------

Cash Activity Analysis (Cash Basis Only)

                              General         Payroll            Tax        Cash Collection
                              Account         Account          Account          Account
                            ----------       ---------        ---------       ----------
A. Beginning Balance        $       --       $ (20,850)       $      --       $  139,443

B. Receipts                 $1,533,883       $ 821,923        $      --       $2,650,873

C. Balance Available        $1,533,883       $ 801,073        $      --       $2,790,316

D. Less Disbursements       $1,229,142       $ 610,016        $      --       $2,331,000
                            ----------       ---------        ---------       ----------
E. Ending Balance           $  304,741       $ 191,058        $      --       $  459,316
                            ==========       =========        =========       ==========


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                     -------------------------------------------

PAYROLL ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                     -------------------------------------------

TAX ACCOUNT:
       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
          see attached schedule: DeVlieg Other Accounts

 Date:
       ------------              -----------------------------------------------

                             DEVLIEG OTHER ACCOUNTS

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: July 15 - July 31
                                       -----------------


SERVICES GROUP
GENERAL ACCOUNT:

           1. Depository Name & Location National City Bank
                                         ---------------------------------------
           2. Account Number             628513872
                                         ---------------------------------------

PAYROLL ACCOUNT:

           1. Depository Name & Location Bank One
                                         ---------------------------------------
           2. Account Number             615841137 (Closed August 31, 1999)
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           Account Previously used for Machine Tool P/R: $ 5,227.64 balance - Bank One Acct. #: 615841145
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:

           1. Depository Name & Location First National Bank - McMinnville, TN
                                         ---------------------------------------
           2. Account Number             004-452-4
                                         ---------------------------------------
PAYROLL ACCOUNT:

           1. Depository Name & Location Union Planters - McMinnville, TN
                                         (Closed out as of 8/31/99)
                                         ---------------------------------------
           2. Account Number             0000 913855
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CDs, petty cash)
           Local Account: $5000.00 balance/Petty Cash Account: $2000.00 balance
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:

           1. Depository Name & Location Citizens Bank Frankenmuth, MI
                                         ---------------------------------------
           2. Account Number             4511613327
                                         ---------------------------------------


Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           Petty Cash Frankenmuth: $750.00/Gladwin Stock Room: $1000/Gladwin
           Manufacturing:
           ---------------------------------------------------------------------
           $450/Actual amounts were under $500 combined
           ---------------------------------------------------------------------